                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 15, 2006

                        FIRST NATIONAL MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)

        Nebraska                     000-50139                Not applicable
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                          Identification Number)

                  1620 Dodge Street
                   Stop Code 3198
                   Omaha, Nebraska                              68197-3198
      (Address of principal executive offices)                  (Zip Code)

                                 (402) 341-0500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     The registrant hereby files the Monthly Report to Noteholders for the monthly period ending August 31, 2006 as Exhibit 20 to Item 9.01(c) hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     None.

(b)  Pro forma financial information.

     None.

(c)  Exhibits.

EXHIBIT NO.                         DOCUMENT DESCRIPTION
-----------                         --------------------
Exhibit 20    Series 2003-2 Asset Backed Notes Monthly Servicing Report for the
              monthly period ending August 31, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2006               FIRST NATIONAL FUNDING LLC

                                        By: First National Funding Corporation,
                                            Managing Member


                                        By: /s/ KARLYN M. KNIERIEM
                                            ------------------------------------
                                            Karlyn M. Knieriem, Senior Vice
                                            President and Treasurer


Dated: September 28, 2006               FIRST NATIONAL MASTER NOTE TRUST

                                        By: First National Bank of Omaha,
                                            As Servicer of First National Master
                                            Note Trust


                                        By: /s/ TIMOTHY D. HART
                                            ------------------------------------
                                            Timothy D. Hart, Senior Vice
                                            President, Treasurer and Assistant
                                            Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
     20       Series 2003-2 Asset Backed Notes Monthly Servicing Report for the
              monthly period ending August 31, 2006